Exhibit 31.1

CERTIFICATION

I, Hsin-Nan Lin, Chief Executive Officer of Luboa Group, Inc., certify that:

1.    I have reviewed this Annual Report on Form 10-K of Luboa Group, Inc.;

2.    Based on my knowledge, this report does not contain any untrue statement of material  fact or omit to  state a  material  fact  necessary  to make  the statements made, in light of the circumstances  under which such statements  were made, not  misleading  with respect to the period covered by annual report;

3.    Based on my  knowledge,  the  financial  statements,  and  other  financial  information included in this Report,  fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.    The  registrant's  other  certifying  officer(s) and I are  responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules  13a-15(e) and 15d- 15(e)) and internal  control over financial  reporting  (as defined  in  Exchange  Act Rules  13a-15(f)  and 15d-15(f)) for the registrant and have:

(a) designed such disclosure controls and procedures, or caused such disclosure control and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.    The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a) all significant deficiencies and material weaknesses in the design or operation of internal  control  over  financial  reporting  which are reasonably  likely to  adversely  affect the  registrant's  ability to record, process summarize and report financial information; and

(b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: November 30, 2016

/s/ Hsin-Nan Lin
Hsin-Nan Lin,
Chief Executive Officer